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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 29, 1997


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 On December 29, 1997, QuadraMed Corporation, a Delaware corporation (the "Company"), acquired the business of Resource Health Partners, L.P., a Delaware limited partnership ("RHP"), by means of (i) a merger of RH Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, with and into Resource Holdings, Ltd., a Pennsylvania corporation and wholly owned subsidiary of RHP (the "Sub A Merger"), and (ii) a merger of FA Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, with and into FRA Acquisition Inc., a Delaware corporation and wholly owned subsidiary of RHP (the "Sub B Merger," and together with the Sub A Merger, "the Mergers"). The Mergers were completed pursuant to an Acquisition Agreement and Plan of Merger, dated as of December 29, 1997 (the "Acquisition Agreement"). The transaction is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 and will be accounted for as a pooling of interests.

                Pursuant to the Acquisition Agreement, the Company issued 1,588,701 shares of its Common Stock (the "Shares"), the aggregate fair market value of which was deemed to be approximately $37,000,000 (the "Consideration"), in exchange for all of the outstanding capital stock of Resource Holdings, Ltd. and FRA Acquisition Inc. One hundred fifty-five thousand fourteen (155,014) of the Shares have been placed into escrow as security for the indemnity obligations of RHP under the terms and conditions of the Acquisition Agreement. The amount of consideration paid by the Company was determined by arms length negotiations between the parties. Pursuant to a Registration Rights Agreement, dated as of December 29, 1997, the Company has agreed to register the Shares for resale under the Securities Act of 1933, as amended.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 1. The Financial Statements of Resource Holdings, Ltd. and FRA Acquisition Inc. are not required to be filed herewith pursuant to Article 3, Rule 3-05(b)(2)(i) of Regulation S-X
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         (b)     Pro Forma Financial Information

                 1. The Pro Forma Financial Information of the Company Resource Holdings, Ltd. and FRA Acquisition Inc. is not required to be filed herewith pursuant to
                          Article 11 of Regulation S-X.

         (c)      Exhibits

                  2.11 Acquisition Agreement and Plan of Merger dated as of December 29, 1997, by and among QuadraMed Corporation and Resource Health Partners, L.P.

                  4.13 Registration Rights Agreement, dated as of December 29, 1997, by and among Quadramed Corporation, Resource Health Partners, L.P. and certain stockholders attached as Exhibit B to the Acquisition Agreement and Plan of Merger.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 13, 1998                 By: /s/ KEITH M. ROBERTS
                                            ----------------------------
                                        Name: Keith M. Roberts
                                        Title: Vice President and
                                               General Counsel






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                               INDEX OF EXHIBITS


         2.11 Acquisition Agreement and Plan of Merger, dated as of December 29, 1997, by and among QuadraMed Corporation and Resource Health Partners, L.P.

         4.13 Registration Rights Agreement, dated as of December 29, 1997, by and among Quadramed Corporation, Resource Health Partners, L.P. and certain stockholders, attached as Exhibit B to the Acquisition Agreement and Plan of Merger.